SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

KENNEDY-WILSON, INC.

(Name of Registrant as specified in its charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kennedy-Wilson, Inc.

9601 Wilshire Boulevard, Suite 220

Beverly Hills, California 90210-5205

NOTICE OF ANNUAL MEETING

To be Held on August 10, 2004

We invite you to attend the Annual Meeting of Stockholders of Kennedy-Wilson, Inc., a Delaware corporation, to be held at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Hershey Room on August 10, 2004 at 9:00 a.m. Pacific Time, and at any adjournments thereof, for the following purposes:

1.	To elect three Class III Directors to serve on our Board of Directors until our 2007 Annual Meeting or until their successors are elected and qualified.

2.	To transact such other business as may properly come before the meeting.

Our Board of Directors has fixed the close of business on July 1, 2004 as the record date for determining the Stockholders entitled to notice of the meeting, as well as for determining the Stockholders entitled to vote at the meeting.

It is important that your shares be represented whether or not you are able to attend in person. We urge you to read the accompanying Proxy Statement and specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card and returning it promptly. If you attend the meeting and prefer to vote in person, you may do so even if you have returned a completed Proxy Card. You may also revoke a proxy at any time before it is exercised by following the directions in the Proxy Statement.

Thank you for your continued support and interest in Kennedy-Wilson, Inc.

KENNEDY-WILSON, INC.

/s/ FREEMAN A. LYLE
Executive Vice President, Chief Financial Officer and Secretary

Beverly Hills, California

July 9, 2004

Kennedy-Wilson, Inc.

9601 Wilshire Boulevard, Suite 220

Beverly Hills, California 90210-5205

PROXY STATEMENT

Annual Meeting

August 10, 2004

The Board of Directors (the “Board”) of Kennedy-Wilson, Inc., a Delaware corporation (the “Company”), is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Hershey Room, on August 10, 2004 at 9:00 a.m. Pacific Time, and at any adjournments thereof. On or about July 9, 2004, the Company began sending the attached Notice of Annual Meeting, this Proxy Statement, and the enclosed Proxy Card to all Stockholders of record entitled to vote.

VOTING

The purpose of the Annual Meeting is to elect three Class III Directors and to transact any other business that may properly be presented. THE BOARD RECOMMENDS THAT YOU AND YOUR FELLOW STOCKHOLDERS VOTE “FOR” THE DIRECTOR NOMINEES SELECTED BY THE BOARD. The enclosed Proxy Card represents the shares that you are eligible to vote at the meeting. Shares represented by a properly executed and returned proxy will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no directions are indicated, they will be voted in favor of the director nominees recommended by the Board and at the discretion of the proxies on any proposals acted upon. A Stockholder giving a proxy has the power to revoke it by attending the Annual Meeting and electing to vote in person, or by filing with the Secretary of the Company, prior to the Annual Meeting, a written revocation or a duly executed proxy bearing a later date.

Who Can Vote

Stockholders of record at the close of business on July 1, 2004 (the “Record Date”) are eligible to vote at the Annual Meeting. The only outstanding class of stock of the Company is its common stock, par value $0.01 per share (“Common Stock”). On July 1, 2004, there were 7,138,613 shares of Common Stock issued and outstanding.

Voting Rights Of Common Stock

Each holder of Common Stock (or his, her, or its proxy) shall be entitled to one vote per share of Common Stock held as of the Record Date for each item voted on at the Annual Meeting.

How To Vote

You can vote on matters that come before the Annual Meeting in one of two ways:

•	You can come to the Annual Meeting and vote in person; or

•	You can vote by filling out, signing and returning the enclosed Proxy Card prior to the date of the Annual Meeting. If you do so, the individuals named on the card as proxies (the “Appointees”) will vote your shares as directed in the Proxy Card.

IF YOU SIGN AND RETURN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, THE APPOINTEES WILL VOTE YOUR SHARES “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES RECOMMENDED BY THE BOARD LISTED ON THE PROXY CARD. If any other matters are presented for action at the Annual Meeting, the Appointees will vote your shares according to their best judgment. At the time this Proxy Statement was printed, the Company knew of no matters to be voted on at the Annual Meeting other than those discussed in this Proxy Statement.

The Board of Directors has appointed William McMorrow and Freeman A. Lyle to represent Stockholders submitting properly executed Proxy Cards as the Appointees and to vote for the election of the director nominees listed herein, unless otherwise directed by the authority granted or withheld on the Proxy Cards. Mr. McMorrow is the Chairman of the Board of Directors and the Chief Executive Officer of the Company, and Mr. Lyle is an Executive Vice President, the Chief Financial Officer and the Secretary of the Company.

You may revoke your proxy after you have signed and returned it at any time before the proxy is voted at the Annual Meeting. There are three ways to revoke your proxy:

•	You may complete another Proxy Card with a later date and return it to the Secretary of the Company prior to the date of the Annual Meeting;

•	You may notify the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•	You may vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please fill in and sign the enclosed Proxy Card and return it promptly. If you do attend the Annual Meeting, you may vote your shares even though you have sent in your Proxy Card. However, simply attending the Annual Meeting will not revoke your proxy if you do not vote at the Annual Meeting.

Quorum

A quorum of Stockholders is necessary to hold a valid stockholder meeting. A majority of the outstanding shares of Common Stock on the Record Date (except treasury shares) present in person or represented by proxy at the beginning of the Annual Meeting, constitutes a quorum. If you have returned a properly signed Proxy Card, you will be considered present at the Annual Meeting and counted in determining the presence of a quorum. Shares represented by proxies that withhold authority to vote for a director nominee or that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees and to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not otherwise affect the voting.

Votes at the Annual Meeting will be tabulated by the inspector of election, who shall be appointed by the Chairman of the Annual Meeting. The inspector of election’s duties include determining the number of shares represented at the Annual Meeting and entitled to vote, determining the qualification of voters, conducting and accepting the votes, and, when the voting is completed, ascertaining and reporting the number of shares voted, or abstaining from voting, for the election of directors.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board is divided into three classes, currently consisting of two Class I Directors, two Class II Directors and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III directors, William McMorrow, Jerry Solomon and Jeffrey Hudson, will expire at this year’s Annual Meeting. The term of the two Class I Directors, Kent Y. Mouton and Norman P. Creighton, will expire at the Annual Meeting of Stockholders to be held in 2005. The term of the two Class II Directors, Cathy Allen and Gary E. Kasper, will expire at the Annual Meeting of Stockholders to be held in 2006.

At this year’s Annual Meeting, three Class III Directors are to be elected. The nominees for election at the Annual Meeting as Class III directors are the incumbent directors, William McMorrow, Jerry Solomon and Jeffrey Hudson. In case any of these director nominees becomes unavailable to stand for election to the Board, an event which is not anticipated, the Appointees, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any substitute nominee in accordance with their judgment. If elected, the director nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2007, and until their successors are elected and qualified.

Effective July 1, 2004, Barry Schlesinger, Mary Ricks and Donald Prell resigned as members of the Board. Simultaneous with such resignations, the Board appointed Jeffrey Hudson, Cathy Allen, Gary E. Kasper and Norman P. Creighton as members of the Board.

There are no arrangements or understandings known to the Company between any of the directors of the Company and any other person pursuant to which such person was or is to be elected as a director. There are no familial relationships between or among any officers or directors of the Company.

Directors are elected by a plurality vote of shares present at the Annual Meeting, meaning that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. If you return the proxy with no direction as to a director nominee, then your proxy will be voted in favor of this proposal.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote “FOR” the election of each of William McMorrow, Jerry Solomon and Jeffrey Hudson as Class III Directors of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

The Company’s directors and executive officers are listed below:

NAME	AGE	TITLE	DIRECTOR SINCE
William McMorrow	57	Chairman of the Board of Directors and Chief Executive Officer – Class III Director	1988

Jerry Solomon	52	Director – Class III Director	2001

Jeffrey Hudson	52	Director – Class III Director	2004

Cathy Allen	57	Director – Class II Director	2004

Gary E. Kasper	41	Director – Class II Director	2004

Kent Y. Mouton	51	Director – Class I Director	1995

Norman P. Creighton	69	Director – Class I Director	2004

Freeman Lyle	50	Executive Vice President, Chief Financial Officer and Secretary	N/A

Barry Schlesinger	63	Senior Managing Director	N/A

Mary Ricks	39	Senior Managing Director	N/A

Class III Directors

WILLIAM McMORROW has been Chairman of the Board and Chief Executive Officer since joining the Company’s predecessor company in 1988. Since that time, he has been instrumental in the Company’s growth into a diversified real estate services and investment company. Prior to 1988, Mr. McMorrow had more than 17 years of finance experience specializing in problem real estate held by financial institutions and insurance companies. For five years, he was Executive Vice President and Chairman of the Credit Policy Committee at Imperial Bank, a subsidiary of a publicly traded company headquartered in Southern California. During his tenure with the Bank, he was responsible for restructuring a significant portion of the Bank’s assets, as well as the marketing and disposition of properties it owned. Additionally, Mr. McMorrow has held senior positions with various other financial services firms including Fidelity Bank in Pennsylvania, where he was Senior Vice President for eight years. Mr. McMorrow holds Bachelor of Science and Master of Business Administration degrees from the University of Southern California. He is also a member of the Executive Board of the Lusk Center for Real Estate at the University of Southern California.

JERRY SOLOMON has served as a member of the Board since May 2001. Mr. Solomon served as the Chairman of the Audit Committee from 2001 to July 2004. He founded Solomon, Winnett & Company, Certified Public Accountants, Inc. in 1988, which specializes in business, tax and financial management of entrepreneurs and their businesses. Previously, he was the Administrative Partner at Roth, Bookstein & Zaslow, CPAs, which had over seventy staff members. Prior to that, he was in the tax department at J.K. Lasser and Company. He received a Bachelor of Arts degree in Accounting, as well as a Masters of Business Administration degree, from the University of California, Berkeley and has been licensed as a Certified Public Accountant in California since 1976.

JEFFREY HUDSON was appointed as a director in July 2004 to fill the vacancy created by Donald Prell’s resignation from the Board. Mr. Hudson currently serves as a member of the Audit Committee. Mr. Hudson joined George Elkins Mortgage Banking Company (“Elkins”) in 1978 and has served as its Chief Executive Officer since 1995. Elkins is a commercial mortgage banking company based in Los Angeles, California. Mr. Hudson holds a Bachelor of Arts degree from the University of California, Santa Barbara and a Juris Doctor degree from Woodland School of Law.

Class II Directors

CATHY ALLEN was appointed as a director in July 2004 to fill the vacancy created by Barry Schlesinger’s resignation from the Board. Ms. Allen currently serves as the Chairman of the Audit Committee and a member of the Compensation Committee. Ms. Allen has served as the President and Chief Executive Officer of Bay Cities National Bank (previously Peninsula National Bank) since 1993. Prior to joining Bay Cities, Ms. Allen served in various managerial capacities at Metrobank, Imperial Bank and Union Bank of California. Ms. Allen currently serves as a member of the Board of Directors for Bay Cities National Bank, Peninsula Banking Group, Inc. and Community First Financial Group, Inc. (Indiana). Ms. Allen holds a Bachelor of Science degree in Business Administration from the University of California, Berkeley.

GARY E. KASPER was appointed as a director in July 2004 to fill the vacancy created by Mary Ricks’ resignation from the Board. Mr. Kasper is currently a Senior Vice President in the commercial real estate division at US Bank in their Western Regional Headquarters in Los Angeles, California. Prior to joining US Bank in 2002, Mr. Kasper was in charge of California Client Banking for United California Bank after the merger of Sanwa Bank of California and Tokai Bank of California. Prior to the merger, over his 13 years as an employee of Tokai Bank of California (a wholly owned subsidiary of Tokai Bank Ltd.), Mr. Kasper served as a member of the executive committee and the Board of Directors, and the audit, personnel and loan committees. Mr. Kasper holds a Bachelor of Science degree in Business Administration from the University of Southern California.

Class I Directors

KENT Y. MOUTON has served as a member of the Board since December 1995. Mr. Mouton served as the Chairman of the Compensation Committee and a member of the Audit Committee from 1995 to July 2004. Mr. Mouton has been a partner in the law firm of Kulik, Gottesman & Mouton, LLP in Los Angeles, California since 1991. He specializes in the practice of real estate transactions. Mr. Mouton holds a Bachelor of Arts degree and a Juris Doctor degree from the University of California, Los Angeles.

NORMAN P. CREIGHTON was appointed as a director in July 2004. Mr. Creighton currently serves as the Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Creighton retired from Comerica Bank (previously Imperial Bank) in 2001. Prior to his retirement, Mr. Creighton served as the President and Chief Executive Officer of Comerica Bank from 1983 to 2001. From 1975 until 1983, Mr. Creighton served in various managerial capacities at Imperial Bank. Mr. Creighton currently serves as a member of the Board of Directors for Ameriquest Mortgage Corporation and the Rocky Mountain West Foundation, and as an Advisory Director of Comerica Bank. Mr. Creighton holds a Bachelor of Science degree in Banking and Finance from the University of Montana.

Executive Officers

FREEMAN LYLE has been Executive Vice President, Chief Financial Officer and Secretary since joining the Company in April 1996. He is responsible for all of the Company’s financial and administrative matters, including overseeing the capital structure and arranging and maintaining credit facilities. Prior to joining the Company, Mr. Lyle owned and operated a real estate investment and consulting firm. From 1981 to 1994, Mr. Lyle served as Vice President-Controller of R&B Realty Group, an international real estate investment and services firm. During his tenure, he also served as Vice President and Director of R&B Asset Management Co. and had line responsibility for the financial performance of a diversified real estate and loan portfolio. Prior to that, he was a senior auditor at Ernst & Young LLP. Mr. Lyle holds a Master of Business Administration degree from the University of Southern California, and a Bachelor of Science degree from California State University, Northridge. He is a Certified Public Accountant and holds a real estate broker’s license.

BARRY SCHLESINGER served as a member of the Board from July 1998 to July 2004. Mr. Schlesinger has served as Senior Managing Director in charge of KWI Fund Management Group, the Company’s wholly owned real estate services and fund management subsidiary, since January 2001. Previously, Mr. Schlesinger served as President of Kennedy-Wilson Properties Ltd., the Company’s wholly owned property management and leasing subsidiary. Mr. Schlesinger serves as a Senior Managing Director through an Executive Services Agreement with CV I R.E. SERVICES, LLC (“CV I”) dated October 25, 2000, as amended. From 1990 to July 1998, he served as Chairman of the Board of Directors and Chief Executive Officer of Heitman Properties, Ltd., which the Company purchased in July 1998 and renamed Kennedy-Wilson Properties Ltd. Prior to joining Heitman Properties, Ltd. in 1971, Mr. Schlesinger was responsible for project planning and scheduling for Tishman Realty and Construction Company.

Mr. Schlesinger holds a Bachelor of Science degree from the New York University College of Engineering.

MARY RICKS served as a member of the Board of Directors from October 2001 to July 2004. Ms. Ricks currently serves as a Senior Managing Director and is responsible for the Company’s Commercial Brokerage Group. The division implements marketing strategies for all types of properties including hotels and resorts, office buildings, industrial, golf courses, retail and land developments throughout the U.S. and internationally. Ms. Ricks is also responsible for the Company’s note investment business. Previously, Ms. Ricks was a commercial broker for the Hanes Company in Woodland Hills, California. Ms. Ricks holds a Bachelor of Arts degree from the University of California, Los Angeles.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

OF THE BOARD OF DIRECTORS

The Board held four meetings in 2003. Each director attended seventy-five percent or more of the meetings of the Board and the Committees of the Board on which the director served, if any. From time to time, the members of the Board and the Committees of the Board act by unanimous written consent as permitted by the laws of the State of Delaware.

The Board currently has two committees: an Audit Committee and a Compensation Committee. The members of each committee are selected by a majority vote of the Board of Directors and the current members of each committee meet all of the independence standards of NASDAQ.

Board Nominations

Director candidates are nominated by the Company’s Compensation Committee acting in the capacity of a nominating committee. The Compensation Committee will consider candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board members, willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership, willingness to objectively appraise management performance, and any such other qualifications the Compensation Committee deems necessary to ascertain the candidates’ ability to serve on the Board. The Compensation Committee will consider nominee recommendations from security holders if they are received by no later than January 20, 2005.

Audit Committee

For 2003, the Audit Committee was composed of three non-employee directors, Jerry Solomon (Chairman and financial expert), Donald Prell and Kent Y. Mouton. The Audit Committee makes recommendations for selection of the Company’s independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company’s internal accounting controls and financial management practices. The Audit Committee held four meetings in 2003. See “Report of Audit Committee”. The Audit Committee is currently composed of three non-employee directors, Cathy Allen (Chairman and financial expert), Jeffrey Hudson and Norman P. Creighton, all of whom meet the independence requirements of NASDAQ.

Compensation Committee

The Compensation Committee establishes the Company’s general compensation policies and determines the compensation levels for the Chief Executive Officer and other senior executive officers. The Compensation Committee also has oversight responsibility for the administration of the Company’s stock option plans. The Compensation Committee held four meetings in 2003. See “Report of Compensation Committee on Executive Compensation”. The Compensation Committee is currently composed of two non-employee directors, Norman P. Creighton (Chairman) and Cathy Allen.

Determination of Independence of Directors

Under NASDAQ rules, a director of the Company qualifies as “independent” only if the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board undertook its review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. In making independence determinations, the Board considered each relationship not only from the standpoint of the director, but also from the standpoint of persons and organizations with which the director has a relationship. The purpose of this review is to determine whether any such relationships or transactions would interfere with the director’s independent judgment and therefore be inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that if the persons nominated in this Proxy Statement are elected to the Board at the Annual Meeting, four out of the seven members of the Board (Jeffrey Hudson, Norman P. Creighton, Cathy Allen and Gary E. Kasper) will be independent. Furthermore, the Board resolved that the independent directors shall regularly meet in executive session.

Director Compensation

Each non-employee director of the Company receives a quarterly retainer of $6,250 plus a fee of $1,000 for each Board meeting attended and $500 for each Board Committee meeting attended. Employee-directors receive no additional compensation for their service on the Board or on any Board Committee.

Compensation Committee Interlocks and Insider Participation

For 2003, the Compensation Committee was composed of three non-employee directors, Kent Y. Mouton (Chairman), Donald Prell and Jerry Solomon. No executive officer of the Company has served during 2003 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Board or the Compensation Committee. During 2003, the Company paid the law firm of Kulik, Gottesman & Mouton, of which Kent Y. Mouton is partner, an aggregate of $563,000 in legal fees for legal services rendered. In addition, during 2003, the Company paid the accounting firm of Solomon, Winnett & Company, of which Jerry Solomon is a partner, an aggregate of $173,000 for income tax services rendered. See “Certain Relationships and Related Transactions”. No other member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee is currently composed of two non-employee directors, Norman P. Creighton (Chairman) and Cathy Allen, both of whom meet the independence requirements of NASDAQ.

Stockholder Communications

Stockholders interested in communicating directly with the Board, or specified individual directors, may do so by writing the Secretary of the Company, Freeman A. Lyle, Kennedy-Wilson, Inc., 9601 Wilshire Boulevard, Suite 220, Beverly Hills, California 90210-5205. The Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation earned during each of the last three fiscal years by the Chief Executive Officer of the Company and the three other most highly compensated executive officers of the Company who served in either of those capacities during 2003 (collectively, the “Named Executive Officers”) for services rendered:

Summary Compensation Table

	Year	Annual compensation			Awards		Payouts
Name and Position		Salary($)	Bonus($)	All Other Annual Compen- sation($)(1)	Restricted Stock Awards(#)	Securities Underlying Options SARS(#)	LTIP Payouts($)	All other Compen- sation($)
William McMorrow Chairman of the Board, Chief Executive Officer	2003 2002 2001	600,000 400,000 400,000	500,000 750,000 300,000	1,459,500 988,500 492,000	— 1,000,000 700,000	— — —	— — —	— — —

Freeman A. Lyle Executive Vice President, Chief Financial Officer and Secretary	2003 2002 2001	316,000 300,000 225,000	75,000 50,000 50,000	1,500 86,500 251,500	— — —	— — —	— — —	— — —

Barry Schlesinger Senior Managing Director	2003 2002 2001	350,000 300,000 240,000	66,000 192,000 75,000	— — 250,000	— — —	— — —	— — —	— — —

Mary Ricks Senior Managing Director	2003 2002 2001	325,000 300,000 225,000	200,000 364,377 194,707	1,500 1,500 1,500	— — —	— 30,000 50,000	— — —	— — —

(1)	Unless otherwise indicated, “Other Annual Compensation” includes, among other things, non-cash amortization of restricted stock awards, life insurance, signing bonus, 401(k) contributions and car allowance contributions.

401(k), Profit Sharing and Deferred Compensation Plans

The Company has a qualified plan under the provisions of Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Employees who are 21 or older who have completed six months of service prior to January 1, April 1, July 1 and September 1 of each year are eligible to participate. Under the 401(k) Plan, participants are able to reduce their current compensation from 1% up to the lesser of 15% or the statutorily prescribed annual limit allowable under Internal Revenue Service Regulations and have that amount contributed to the 401(k) Plan. The 401(k) Plan also includes provisions which authorize the Company to make discretionary contributions. During 2003 the Company made $116,000 in matching contributions to the 401(k) Plan. The Company also maintains a profit sharing plan (the “Profit Sharing Plan”) covering all full-time employees meeting certain minimum age and service requirements. Contributions to the Profit Sharing Plan are made solely at the discretion of the Board. No contributions were made to the Profit Sharing Plan in 2003. The Company maintains a non-qualified deferred compensation plan (the “Plan”) to provide benefits to management, employees or directors who contribute materially to the Company’s continued growth. During 2003, there were no Company contributions to the Plan.

Named Executive Officer Stock Options

The Company made no stock option grants during 2003 to the Named Executive Officers as shown in the following table:

Stock Option Grants in 2003

	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2003	Exercise Price per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name					5%	10%
William McMorrow	—	—	—	—	—	—
Freeman A. Lyle	—	—	—	—	—	—
Barry Schlesinger	—	—	—	—	—	—
Mary Ricks	—	—	—	—	—	—

(1)	The potential realizable value assumes that the stock price at the time each option is granted will appreciate at the stated percentage rate.

The following table provides information about stock options held by the Named Executive Officers as of December 31, 2003:

Aggregated Option Exercises in 2003

and Option Values as of December 31, 2003

	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options as of December 31, 2003		Value of Unexercised In-the-Money Options as of December 31, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
William McMorrow	—	N/A	127,500	—	$231,999	—
Freeman A. Lyle	—	N/A	65,000	—	$120,249	—
Barry Schlesinger	—	N/A	155,000	20,000	—	—
Mary Ricks	—	N/A	68,333	36,667	$142,333	$80,668

The following table summarizes the Company’s stock option plan as of as of December 31, 2003:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	750,074	$5.36	204,027
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	750,074	$5.36	204,027

Employment Agreements

The employment agreements of the Named Executive Officers are described below:

•	MR. McMORROW’S agreement, as amended, provides for a term expiring on December 31, 2014, a base salary of $800,000 per annum and a discretionary annual bonus.

•	MR. LYLE’S agreement, as amended, provides for a term expiring on December 31, 2004, a base salary of $325,000 per annum and a discretionary performance bonus.

•	MR. SCHLESINGER’S employment contract is with CV I and provides for a term expiring on December 31, 2004. CV I is a limited liability company, of which Mr. Schlesinger is a member, that provides executive management services to the Company. Mr. Schlesinger’s employment contract provides for a base salary of $400,000 and a bonus of 20% of the net profits of the Company’s discretionary property funds.

•	MS. RICKS’ agreement provides for a term expiring on December 31, 2004, a base salary of $400,000 per annum and a bonus of 15% to 20% of the net profits earned by the Company’s notes division and West Coast Commercial Group.

In addition to compensation as noted above, each agreement sets forth the services the Named Executive Officer is to provide to the Company, such Named Executive Officer’s benefits and expenses reimbursement rights and obligations, if any, a non-competition covenant, a confidentiality agreement and terms for termination. The employment agreement for Mr. McMorrow provides for a severance payment equal to two times his annual compensation as determined by the arithmetic average of his salary and bonus for the prior three years upon the termination of his employment agreement due to a change-in-control.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 1, 2004 the total number of shares of Common Stock beneficially owned and the percentage of the outstanding shares so owned by (i) each director, (ii) each Named Executive Officer, (iii) all Named Executive Officers and directors as a group and (iv) each beneficial owner of more than five percent of the outstanding shares of Common Stock known to the Company. Except as otherwise indicated in the notes following the table, the Stockholders listed in the table are the beneficial owners of the shares listed with sole voting and investment power over those shares. Shares subject to options immediately exercisable or exercisable within 60 days are treated as outstanding when determining the amount and percentage beneficially owned by a person or entity.

Name	Number of Shares Beneficially Owned	Percent of Class
William McMorrow(1)	3,353,840	44.8
Freeman A. Lyle(2)	199,493	2.7
Mary Ricks(3)	116,936	1.6
Barry Schlesinger	7,499	*
Kent Y. Mouton(4)	28,620	*
Jerry Solomon(5)	13,500	*
Norman P. Creighton	25,688	*
Jeffrey Hudson	0	0
Cathy Allen	0	0
Gary E. Kasper	0	0
All Named Executive Officers and Directors as a Group (ten persons)	3,745,576	50.1
Heartland Advisors, Inc. and William J. Nasgovitz(6)	1,011,700	13.5
Elkhorn Partners Limited Partnership(7)	841,450	11.2

*	Less than 1%.

Except as otherwise indicated in the following notes, the address for each individual, company, or named group is in care of Kennedy-Wilson, Inc., 9601 Wilshire Boulevard, Suite 220, Beverly Hills, California 90210-5205.

(1)	Includes approximately 12,833 shares held for Mr. McMorrow’s account as well as approximately 275 shares held for the account of Mr. McMorrow’s spouse in the Company’s 401(k) Profit Sharing Plan and Trust of which Mr. McMorrow expressly disclaims beneficial ownership, and 127,500 shares which may be acquired pursuant to exercise of outstanding stock options.

(2)	Includes beneficial ownership of 65,000 shares which may be acquired pursuant to exercise of outstanding stock options.

(3)	Includes beneficial ownership of 95,000 shares which may be acquired pursuant to exercise of outstanding stock options.

(4)	Includes beneficial ownership of 28,620 shares which may be acquired pursuant to exercise of outstanding stock options.

(5)	Includes beneficial ownership of 13,500 shares which may be acquired pursuant to exercise of outstanding stock options.

(6)	Information on the beneficial owner, number of shares and voting and investment power is based solely on statements contained in Amendment No. 5 to Schedule 13G filed with the SEC on February 13, 2004 by Heartland Advisors, Inc. (“Heartland”) and William J. Nasgovitz, its president and principal shareholder. The amended Schedule 13G indicates that Heartland has sole power to vote none of the reported shares of Common Stock and sole power to dispose of none of the reported shares of Common Stock. The amended Schedule 13G also indicates that Mr. Nasgovitz has sole power to vote none of the reported shares of Common Stock. The address of Heartland and Mr. Nasgovitz is 789 North Water Street, Milwaukee, Wisconsin 53202.

(7)	Information on the beneficial owner, number of shares and voting and investment power is based solely on statements contained in the Form 3 filed with the SEC on May 18, 2004 by Elkhorn Partners Limited Partnership (“Elkhorn”). The address of Elkhorn is P.O. Box 818, 1400 One Central Park Plaza, Elkhorn, Nebraska 68022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are brief descriptions of transactions during the year ended December 31, 2003 where the amount involved exceeded $60,000 in which the Company or one or more of its subsidiaries was or is a party and in which any of the Company’s directors, executive officers or Stockholders known to the Company to own beneficially more than five percent of Common Stock, or any member of the immediate family of any of those persons, was or is a party.

Legal Fees

In 2003, the Company paid the law firm of Kulik, Gottesman & Mouton an aggregate of $563,000 in legal fees for legal services rendered. Kent Y. Mouton is a partner in that firm and a current member of the Board.

Accounting Fees

In 2003, the Company paid the accounting firm of Solomon, Winnett & Company an aggregate of $173,000 for income tax services rendered. Jerry Solomon is a partner in that firm and a current member of the Board.

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. The Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of Freeman A. Lyle, the Secretary of the Company, Kennedy-Wilson, Inc., 9601 Wilshire Boulevard, Suite 220, Beverly Hills, California 90210-5205. The Secretary will review all such correspondence and will regularly forward it to the Board.

AUDIT COMMITTEE CHARTER

The Board has adopted a new Audit Committee Charter. The Audit Committee Charter is attached hereto as Appendix A.

PRINCIPAL ACCOUNTANT FEES AND RELATED SERVICES

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by KPMG LLP during those years:

	2003	2002
Audit Fees	$428,000	$213,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	19,000

Total Fees	$428,000	$232,000

The Audit Committee has considered whether the provision of the services other than audit services is compatible with maintaining the independence of KPMG LLP.

AUDIT COMMITTEE’S PRE-APPROVAL POLICY

The Audit Committee adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission (the “SEC”) on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is greater than $10,000. The Chairman of the Audit Committee must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and certain of its officers, as well as persons who own ten percent or more of the Company’s outstanding Common Stock (“Insiders”), to file an initial report of beneficial ownership of stock of the Company and reports of changes in beneficial ownership thereafter with the SEC. Section 16(a) requires Insiders to deliver copies of all reports filed under Section 16(a) to the Company. Based solely on a review of those copies received, the Company believes that Insiders have complied with all applicable Section 16(a) filing requirements for 2003.

Pursuant to Items 306 and 402(a)(9) of Regulation S-K, promulgated by the SEC under the Exchange Act, the Performance Graph, Report of the Compensation Committee of the Board of Directors on Executive Compensation, Report of the Audit Committee of the Board of Directors and references to the independence of the Company’s Audit Committee members shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

PERFORMANCE GRAPH

Set forth below is a line graph comparing yearly change in the cumulative total Stockholder return on the Company’s Common Stock to the cumulative total Stockholder return on The NASDAQ National Market Index (“NASDAQ Market Index”) and an index of publicly traded companies with one or more business lines similar to those of the Company (“Peer Group Index”).

	FISCAL YEAR ENDING
COMPANY INDEX/MARKET	1998	1999	2000	2001	2002	2003
Kennedy-Wilson, Inc.	100.00	114.29	62.50	60.57	52.71	90.00
Peer Group Index(1)	100.00	42.82	50.50	47.10	36.21	50.59
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68

(1)	The companies that comprise the Peer Group Index are Grubb & Ellis Co., Jones Lang LaSalle Inc. and Trammel Crow Co.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

The Compensation Committee of the Board (the “Compensation Committee”) establishes the general compensation policies of the Company, determines the compensation levels for the Chief Executive Officer and other senior officers of the Company and administers and/or provides oversight on all incentive plans, including the Company’s 1992 Incentive and Non-Statutory Stock Option Plan and the approval of any grants of stock options thereunder.

The Company applies a consistent philosophy to compensation for all employees, including officers. This philosophy is based upon the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common, defined objectives. The Company strives to attain these objectives through teamwork that is focused upon meeting the expectations of clients and Stockholders.

COMPENSATION POLICY

The Compensation Committee believes that the Company is engaged in highly competitive businesses and must attract and retain qualified executives in order to be successful. Accordingly, the compensation policy for executive officers is designed to (i) provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish its business objectives and (ii) to directly link compensation to improvements in performance and increase in Stockholder value. As a result, executive compensation generally includes base salary, cash incentive bonus, and the discretionary award of stock options by the Compensation Committee.

The Company’s executive compensation policy is to ensure that a substantial portion of potential aggregate annual compensation be contingent upon the performance of the Company. The compensation plan focuses executive officers on the immediate objectives of the Company, encourages executives to work together as a team to achieve Company success, and recognizes and rewards the sustained contribution of outstanding performers within the Company.

COMPONENTS OF COMPENSATION

The Company has compensation programs that include both cash and equity components. The Compensation Committee has established base salary, as well as short and long-term incentive compensation targets for certain senior officers of the Company. The compensation targets define the percentage for each component of total compensation.

With respect to cash compensation for the Chief Executive Officer and senior officers, the Company sets base salaries and target incentive bonus opportunities based upon position responsibilities, the performance of each senior officer, and overall levels of contribution to the Company. The Compensation Committee reviews compensation levels in both the real estate industry and general industry at firms comparable in size and revenue to the Company. Typically, senior officers with divisional responsibilities receive a salary with additional opportunity to earn a share of the net profits of the relevant division.

The Company provides for long-term equity compensation through stock options as a means to compensate and provide long-term incentives for its executive officers. Option exercise prices for officers are set at the stock’s fair market value on the date of grant, unless the optionee holds 10% or more of the Company’s outstanding Common Stock, in which case the exercise price is set at 110% of fair market value on the date of the grant. Thus, the value of the Stockholders’ investment in the Company must generally appreciate before an optionee receives any financial benefit from the option. Options granted to executive officers generally provide that they are exercisable over a period of five years from the date of grant. In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their respective expected future contributions.

By the Compensation Committee of the Board of Directors

Kent Y. Mouton, Chairman

Donald Prell

Jerry Solomon

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

For 2003, the Audit Committee was composed of three non-employee directors, Jerry R. Solomon (Chairman and financial expert), Donald Prell and Kent Y. Mouton. Messrs. Solomon and Prell met the independence requirements of NASDAQ, Mr. Mouton did not. Nevertheless, the Board determined that Mr. Mouton’s service on the Audit Committee was in the best interests of the Company and its Stockholders. The Audit Committee is currently composed of three non-employee directors, Cathy Allen (Chairman and financial expert), Jeffrey Hudson and Norman P. Creighton, all of whom meet the independence requirements of NASDAQ.

In accordance with the Audit Committee Charter adopted by the Board, the Audit Committee has reviewed and discussed with management of the Company and KPMG LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of and for the year ended December 31, 2003 (the “Audited Financial Statements”). In addition, we have discussed with KPMG LLP the matters required by Codification of Statements on Auditing Standards No. 61.

The Audit Committee has also reviewed the disclosures required by the Independence Standards Board Standard No. 1 regarding all relationships between the Company and our auditors that might bear on the auditors’ independence, and we have discussed with that firm its independence from the Company. We have also discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee the audit process in accordance with the Audit Committee Charter.

Based on the foregoing review and discussions and a review of the report of KPMG LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

By the Audit Committee of the Board of Directors

Jerry Solomon, Chairman

Donald Prell

Kent Y. Mouton

GENERAL INFORMATION

Relationship With Independent Accountants

The firm of KPMG LLP was selected by the Board, upon the recommendation of the Audit Committee, as independent accountants to audit the books and accounts of the Company and its subsidiaries for the year ending December 31, 2003. It is anticipated that a representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make any desired statement and to answer any appropriate questions by Stockholders.

As of the date of this Proxy Statement, the Company’s Board of Directors has not formally selected an independent accounting firm to serve as the Company’s auditors for 2004 and is not recommending that the Company’s Stockholders ratify an independent accounting firm in this Proxy Statement. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company’s Stockholders.

Stockholder Proposals

Any proposals of security holders which are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before January 20, 2005, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Annual Report

All Stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company’s Annual Report for the year ended December 31, 2003. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2003.

Other Matters That May Come Before the Meeting

As of the date of this Proxy Statement, the Board is not aware of any matters to come before the Annual Meeting other than those set forth in the Notice accompanying this Proxy Statement. If any other matters come before the Annual Meeting, the Proxy Card, if executed and returned, gives discretionary authority to the Appointees with respect to such matters.

Additional Information

The Company will pay the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed Proxy Card, and the solicitation of the proxies. Directors, officers and other regular employees of the Company may solicit proxies. None of them will receive any additional compensation for such solicitation. People soliciting proxies may contact you in person, by telephone or by facsimile. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding solicited material to their principals.

THE COMPANY WILL, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A BENEFICIAL OWNER OF ITS SHARES ON THE RECORD DATE FOR THE ANNUAL MEETING, FURNISH WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SEC ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AND WILL FURNISH, AT A CHARGE OF $10, A COPY OF THE EXHIBITS THERETO. SUCH REQUEST SHOULD CONTAIN A REPRESENTATION THAT THE PERSON REQUESTING THIS MATERIAL WAS A BENEFICIAL OWNER OF THE COMMON STOCK ON THE RECORD DATE AND BE SENT TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors

/s/ FREEMAN A. LYLE
Executive Vice President, Chief Financial Officer and Secretary

Beverly Hills, California
July 9, 2004

APPENDIX A

KENNEDY-WILSON, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Kennedy-Wilson, Inc., a Delaware corporation (the “Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of the rules and regulations of NASDAQ and the Securities and Exchange Commission (“SEC”). The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company’s shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee will assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the SEC; (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. It is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company’s business conduct guidelines.

AUTHORITY

The Committee is directly responsible for the appointment, compensation, retention, oversight and termination of engagement of any independent auditor employed by the Company. Each independent auditor shall report directly to the Committee. The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. The cost of the independent auditors and such professionals, as well as the Committee’s ordinary administrative expenses incurred in carrying out its duties, shall be borne by the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four (4) times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chairman. The Committee is to meet in separate executive sessions with the Company’s chief financial officer, independent auditors and internal auditors at least once each year and at other times when considered appropriate. For purposes of a quorum, a majority of the members must be present.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent auditors and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2. Review with the Company’s management, internal auditors and independent auditors the Company’s accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company’s management, internal auditors and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company and management’s judgments and estimates in preparing its financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

4. Review the scope of internal auditors’ work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent auditors’ annual audit. The Committee’s review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent auditors that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company’s Form 10-Q. The Committee shall also receive a confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal auditors and the independent auditors the following:

•	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K.

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•	Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent auditors concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

9. After preparation by management and review by internal auditors and independent auditors, approve the report required under SEC rules to be included in the Company’s annual proxy statement. The Charter is to be published as an appendix to the proxy statement at least every three years.

10. Discuss with the independent auditors the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

11. Meet with management, internal auditors and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as “material” or “serious.” Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Approve in advance the engagement of the independent auditors for all audit services and non-audit services and approve the fees and terms of any such engagement.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal auditors and the independent auditors the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

17. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties.

18. Adopt and monitor a code of ethics for senior financial and other officers and provide for and review prompt disclosure to the public of any change in, or waiver of such code of ethics.

19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

PROXY

KENNEDY-WILSON, INC.

9601 WILSHIRE BOULEVARD, SUITE 220

BEVERLY HILLS, CALIFORNIA 90210-5205

PROXY FOR ANNUAL MEETING TO BE HELD AUGUST 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF KENNEDY-WILSON, INC.

The undersigned hereby appoints William J. McMorrow and Freeman A. Lyle, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, and with discretionary authority as to any other matters that may come before the meeting, all the shares of common stock of Kennedy-Wilson, Inc. held of record by the undersigned on the close of business July 1, 2004, at the Annual Meeting to be held on August 10, 2004 at the Omni Los Angeles Hotel, located at 251 South Olive Street, Los Angeles, California 90012, in the Hershey Room, and any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES “FOR” THE DIRECTOR NOMINEES PROPOSED BY THE BOARD OF DIRECTORS OF KENNEDY-WILSON, INC. AND, AT THEIR DISCRETION, ON OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING. AS OF JULY 9, 2004, THE PROXIES HAVE NO KNOWLEDGE OF ANY MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN THOSE CONTAINED IN THIS PROXY.

(Continued on reverse side)

PLEASE FOLD AND DETACH HERE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.	Election of Directors. The Board of Directors recommends a vote “FOR” the nominees for Class III Directors listed below.

WILLIAM McMORROW
JERRY SOLOMON
JEFFREY HUDSON

☐	FOR All nominees listed.

☐	WITHHOLD AUTHORITY to vote for all nominees listed.

☐	FOR all nominees EXCEPT the following:

	William McMorrow	☐
	Jerry Solomon	☐
	Jeffrey Hudson	☐

(Instruction: To withhold authority to vote for any individual nominee, check the box on the line marked “FOR all nominees EXCEPT the following:” and check the box on the line for the nominee(s) which you wish to withhold authority for.)

2.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct or the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, the shares represented by this proxy will be voted FOR all of the nominees for director named above. When shares are held by joint tenants, both persons should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or applicable entity name by the authorized person.

Dated: , 2004

Dated: , 2004

Signature(s) in Box

(If there are co-owners, both must sign)